UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-06179

Flaherty & Crumrine Preferred and Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720
Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick

Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 720
Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:  626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary

Linda M. Puchalski
Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Questions concerning your shares of Flaherty & Crumrine Preferred and Income Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent —

BNY Mellon c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170
1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual
Report

November 30, 2019

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“edelivery”), you will not be affected by this change and you need not take any action. If you have not already elected edelivery, you may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the Fund at the telephone number or mailing address listed on the left side of this page, if you invest directly with the Fund, or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all funds held in your account at that financial intermediary. Likewise, your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund. If you are a direct shareholder with the Fund, you can call or write to the Fund at the telephone number or address listed on the left side of this page to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

www.preferredincome.com

Flaherty & Crumrine Preferred and Income Fund

To the Shareholders of Flaherty & Crumrine Preferred and Income Fund (“PFD”):

Fiscal 2019 came to an end on November 30, 2019, closing out a fantastic year for preferreds and income securities. Total return on net asset value (“NAV”) was 2.7% for the fourth fiscal quarter and 20.5% for the full fiscal year. Total return on market price of Fund shares over the same periods was 13.3% and 44.3%, respectively.

The table below shows Fund NAV returns over various measurement periods. The table includes performance of two indices, Bloomberg Barclays U.S. Aggregate and S&P 500, as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide context for returns on broad asset categories.

TOTAL RETURN ON NET ASSET VALUE FOR PERIODS ENDED NOVEMBER 30, 2019 (Unaudited)
	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Preferred and Income Fund	2.7%	8.8%	20.5%	10.2%	8.1%	12.5%	9.8%
Bloomberg Barclays U.S. Aggregate Index(2)	-0.3%	3.8%	10.8%	4.1%	3.1%	3.6%	5.8%
S&P 500 Index(3)	7.9%	15.3%	16.1%	14.9%	11.0%	13.4%	10.2%

(1)Since inception on January 31, 1991.

(2)The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

What a difference a year can make! The fourth quarter of 2018 produced dismal performance as markets worried about rate hikes and a possible recession. The Federal Reserve’s unexpected pivot in January 2019 on its outlook for future rate hikes and size of its balance sheet, however, prompted a sudden and dramatic mood change. As the year progressed and the Fed’s shift from tighter to more accommodative monetary policy became clear, markets gradually became desensitized to macro headlines. While trade and political uncertainty was abundant, the U.S. economy continued to progress despite these uncertainties, and interest rates settled into a relatively narrow range in the second half of 2019.

The Fed’s pivot was a strong signal to markets that it would be cautious on monetary policy, erring on the side of protecting a U.S. economy whose growth stood out among struggling global economies. With the Fed signaling that higher interest rates were unlikely near-term, markets began to price in lower rates as a dovish stance was in place for the foreseeable future. Indeed, interest rates moved substantially lower across the curve, and risk assets generally benefited from monetary policy easing. A global hunt for yield was once again in full effect.

Preferreds and contingent capital securities (“CoCos”) offer a yield advantage compared to senior debt (and most other fixed-income alternatives), primarily because they are subordinated in an issuer’s capital structure. Issuer credit quality in these markets has remained sound, partly due to a strong regulatory oversight regime for most financial issuers. Preferreds and CoCos have been a natural fit for investors searching for yield. While once a very specialized market, preferreds and CoCos have benefited from a substantial broadening of the investor base. Even traditional bond funds now regularly add a layer of preferreds and CoCos to their portfolios to enhance yield and total return.

While investor demand has been strong, net new issuance this year has been measured. Issuers have largely entered a maintenance phase, where they issue at the margin to facilitate modest balance sheet growth, but where most issuance reflects refinancing of older securities to take advantage of lower rates. We believe this trend likely continues near-term, although CoCo issuance could pick up in the new year. Broad-based demand combined with limited supply have kept these markets well bid.

At risk of sounding like a broken record, bank preferreds and CoCos continued to be among the best sectors in 2019, and their consistent performance has been an important part of our investment thesis. Current bank regulation grew out of the financial crisis – and while we are a long way from the crisis, we don’t expect regulatory requirements to ease materially anytime soon. U.S. bank capital levels and loan loss provisions are high, earnings are healthy, and borrowers (broadly) are also healthy. Of course, not all banks are the same, and ongoing credit monitoring is important to our process. U.S. banks continue to be better positioned than their foreign counterparts on both earnings and capital, but European bank CoCos have been some of the best performers late in the year as Brexit finally appears to be on-track. As of November 30, U.S. bank holdings were 41.1% and foreign bank holdings were 15.6% of the Fund’s total managed assets.

All portfolio segments ended the year in positive territory, although the energy sector was volatile throughout most of the year. There has been much debate on the future of energy, from continued use of fossil fuels to increased adoption of renewable energy sources. At the same time, many Master Limited Partnerships (MLPs) have transformed from high-growth companies to more disciplined companies with much-simplified corporate structures. As a result, investor appetite for these companies’ securities has changed dramatically, and much of this exposure has migrated to different types of owners. Preferreds have continued to be a source of capital for MLPs, as they are uninterested in issuing common stock at depressed levels. The good news is that yields on these securities remain above-average in this space, and we believe a strategy of selective exposure will be successful. As of November 30, energy holdings were 7.4% of the Fund’s total managed assets.

A number of recent developments helped close 2019 on a positive note and should improve the outlook for 2020. U.K. elections provided a path to proceed finally with Brexit, and although much work remains over coming years, moving Brexit to resolution is positive for markets. China trade issues are much the same – a lot of work remains, and we may veer off course a few times, but both sides appear to be seeking common ground. Markets believe progress may finally be around the corner. As 2020 is a presidential election year in the U.S., we would caution that a long-term investment view is always prudent regarding political events. We believe the preferred and CoCo markets continue to offer long-term investors an attractive combination of good credit quality, high income and moderate interest-rate risk.

We encourage you to read the discussion topics that follow, as we dig deeper into subjects of interest to shareholders. In addition, visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

December 31, 2019

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over both the recent six months and the Fund’s fiscal year. These components include: (a) the total return on the Fund’s portfolio of securities; (b) the impact of utilizing leverage to enhance returns to shareholders; and (c) the Fund’s operating expenses. When all of these components are added together, they comprise the total return on NAV.

Components of PFD’s Total Return on NAV for Periods Ended November 30, 2019
	Six Months[1]	One Year
Total Return on Unleveraged Securities Portfolio (including principal change)	6.8%	15.3%
Impact of Leverage (including leverage expense)	2.6%	6.5%
Expenses (excluding leverage expense)	(0.6)%	(1.3)%
[1] Actual, not annualizedTotal Return on NAV	8.8%	20.5%

For the six months and one year periods ended November 30, 2019, the ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)1 returned 8.6% and 15.0%, respectively. This index reflects the various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, a shareholder’s actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the twelve-month period ended November 30, 2019, total return on market price of Fund shares was 44.3%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations can move dramatically when there is volatility in financial markets. This volatility can lead to swings in both the NAV and market price of Fund shares. The chart below contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Many fixed-income asset classes experienced increased volatility over this period.

1The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $15.56 on December 31st and assuming its current monthly distribution of $0.075 does not change, the annualized yield on market price of Fund shares is 5.8%. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

U.S. Economic and Credit Outlook

The U.S. economy grew at a moderate pace in 2019. While fourth quarter numbers are not yet available, inflation-adjusted gross domestic product (real GDP) should be up about 2.3% in 2019. That would be modestly below economists’ consensus forecast of 2.7% growth entering 2019 and our expectation for a 2.5–3.0% expansion. Looking ahead, economists expect another slowdown in growth to 1.8% in 2020 and 2021. We are more optimistic for 2020, when we look for real GDP to expand by 2.0–2.5% on continued strength in consumer spending, a gradual recovery in housing and a modest rebound in business investment – all of which support a favorable credit outlook for the coming year.

The labor market was a source of strength once again for consumers. Payrolls were up by 2.1 million jobs (1.4%) and average hourly earnings rose by 2.9% over 12 months ending in December 2019. That contributed to a 4.9% jump in personal income over 12 months ending in November (latest data available). In turn, personal consumption expenditures (PCE) rose 3.9% year-over-year (YoY) in November, or 2.4% after inflation, and the savings rate moved up to 7.9%, well above its 20-year average of about 6%. With savings elevated, jobs plentiful and income growth strong, we think personal spending should equal or exceed 2019’s pace in 2020.

The housing market began to recover in 2019’s second half, with combined new and existing home sales consistently over 6 million units (at an annual rate) in each month since June. Residential investment turned positive in the third quarter after declining for six consecutive quarters, and we expect further gains in 2020. In contrast, business investment slowed to just 0.3% through the first nine months of 2019 after rising 5.9% in 2018. We are hopeful that a trade agreement expected to be signed between the U.S. and China in mid-January 2020 will help unleash investment that was deferred in 2019, although we expect only a modest rebound given lower capacity utilization rates in recent quarters. Finally, government spending rose a bit faster than overall GDP in 2019, and we expect a similar result in 2020.

Despite moderate economic growth, rising wages and higher import tariffs, inflation remained subdued. For 12 months ending in November, the consumer price index (CPI) was up 2.1% overall and 2.3% excluding food and energy. The Federal Reserve’s preferred inflation gauge, the PCE deflator, was up 1.5% overall and 1.6% excluding food and energy over 12 months ending in November – 0.4% below year-ago levels and well below the Fed’s 2% target for PCE excluding food and energy. We think inflation will edge up in 2020, but global excess capacity and some tariff rollbacks should prevent inflation from rising rapidly.

Monetary policy was active last year as the Fed shifted from rate hikes and a shrinking balance sheet in 2018 to rate cuts and a growing balance sheet in 2019. Financial conditions progressively loosened as the Federal Open Market Committee (FOMC) signaled a shift to significantly more accommodative monetary policy in January 2019; eliminated projections of additional rate hikes in March; delivered 25 bp rate cuts in July, September and October, bringing the fed funds rate target to 1.50–1.75%; ended balance sheet runoff in August; introduced stepped-up purchases of Treasury bills to address strains in money markets in September; and in December projected no rate hikes through the end of 2020. For now, the FOMC believes it has completed a “mid-cycle adjustment” to monetary policy that should help support economic growth and move inflation up toward its 2% target. These actions added up to considerably easier financial conditions, which helped boost prices of the Fund’s investments and lower its borrowing cost but also reduced reinvestment yields as the year progressed.

Looking ahead, today’s markets are pricing in one additional 25 bp rate cut by year-end 2020, with the fed funds rate stable around 1.3% through 2022 and moving gradually back up to around its current level (1.55%) thereafter. We expect the fed funds rate to hold steady in 2020. However, risk is mostly for lower rates if growth falters, as we think the Fed is unlikely to raise rates if the economy does better than expected. Markets have to incorporate that risk, and forward rates look about right to us today. However, if the Fed leaves rates steady as we expect, that means intermediate- and long-term rates should move modestly higher over the course of 2020.

With easier financial conditions and a steeper yield curve, credit conditions were favorable in 2019, especially for financial companies, which comprise over 70% of the preferred and contingent capital securities market. Leverage at U.S. financial companies has continued to decline since the financial crisis, and most of those companies have historically strong balance sheets and rising earnings. U.S. bank loan delinquencies and charge-offs were stable or lower in most lending categories in 2019, but they edged up in commercial and industrial loans. Loan-loss reserves remained strong at U.S. banks, though they are considerably thinner at many foreign banks. While not a near-term concern, rising leverage at nonfinancial companies is a longer-term risk we are monitoring.

Credit conditions and economic growth should remain broadly favorable in 2020 and benefit preferred securities. Credit spreads have room to narrow further in this environment, which should help offset a rise in intermediate- and long-term interest rates if economic growth outpaces economists’ subdued expectations for 2020. We have no doubt 2020 will be another interesting year – and we hope a good one for the Fund’s shareholders.

Federal Tax Advantages of 2019 Calendar Year Distributions

In calendar year 2019, approximately 88.4% of distributions made by the Fund was eligible for treatment as qualified dividend income, or QDI. Depending on an individual’s level of income, QDI can be taxed at a rate of 0%, 15% or 20%.

For an individual in the 32% marginal tax bracket, this means that the Fund’s total distributions will only be taxed at a blended 17.0% rate versus the 32% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, all other things being equal, for every $100 distribution that such individual receives from the Fund for the calendar year, the same individual would have had to receive approximately $122 in distributions from a fully-taxable bond fund to net the same after-tax amount as the distributions paid by the Fund.

For detailed information about tax treatment of particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

Corporate shareholders also receive a federal tax benefit from the 40.3% of distributions that were eligible for the inter-corporate dividends received deduction, or DRD.

It is important to remember that composition of the portfolio and income distributions can change from one year to the next, and that the QDI or DRD portions of 2020’s distributions may not be the same (or even similar) to 2019.

Flaherty & Crumrine Preferred and Income Fund Incorporated PORTFOLIO OVERVIEW November 30, 2019 (Unaudited)
Additional portfolio information of interest to shareholders is available on the Fund’s website at http://www.preferredincome.com/

Fund Statistics
Net Asset Value	$14.32
Market Price	$16.29
Premium	13.76%
Yield on Market Price†	5.52%
Common Stock Shares Outstanding	11,243,400

†November 2019 dividend of $0.075 per share,
annualized, divided by Market Price.

Security Ratings**	% of Net Assets††
A	0.4%
BBB	50.4%
BB	34.4%
Below “BB”	0.9%
Not Rated***	13.1%

Portfolio Rating Guidelines	% of Net Assets††
Security Rated Below Investment Grade By All****	37.1%
Issuer or Senior Debt Rated Below Investment Grade by All*****	1.3%

**Ratings are from Moody’s Investors Service, Inc. May not sum to 100% due to rounding.

***“Not Rated” securities are those with no ratings available from Moody’s. Excludes common stock and money market fund investments and net other assets and liabilities of 0.9%.

****Security rating below investment grade by all of Moody’s, S&P Global Ratings, and Fitch Ratings.

*****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 15% of Net Assets.

Industry Categories*	% of Net Assets††

Communication 0.9%
REITs 0.1%
Energy 7.4%
Other 4.3%
Utilities 7.9%
Insurance 20.8%
Banking & Financial Services 58.6%

*Categories may not sum to 100% due to rounding.

Top 10 Holdings by Issuer	% of Net Assets††
MetLife Inc	4.3%
Morgan Stanley	4.0%
Fifth Third Bancorp	3.4%
BNP Paribas	3.4%
Energy Transfer LP	3.3%
PNC Financial Services Group Inc	3.3%
Liberty Mutual Group	3.3%
JPMorgan Chase & Co	3.2%
Citigroup Inc	3.0%
Wells Fargo & Company	2.6%

% of Net Assets******††
Holdings Generating Qualified Dividend Income (QDI) for Individuals	65%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	46%

******This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
See accompanying notes to financial statements for tax characterization of 2019 distributions.

††Net Assets includes assets attributable to the use of leverage.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS November 30, 2019

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities§ — 78.7%%
Banking — 40.9%

25,600	BancorpSouth Bank, 5.50%, Series A	$646,912	*(1)
	Bank of America Corporation:
$3,600,000	5.875% to 03/15/28 then 3ML + 2.931%, Series FF	3,980,412	*(1)(2)(3)
$400,000	6.30% to 03/10/26 then 3ML + 4.553%, Series DD	458,342	*(1)
$226,000	BB&T Corporation, 4.80% to 09/01/24 then T5Y + 3.003%, Series N	230,802	*(1)
	Capital One Financial Corporation:
9,635	5.00%, Series I	239,430	*(1)
12,900	6.00%, Series H	339,592	*(1)
	Citigroup, Inc.:
$460,000	5.95% to 05/15/25 then 3ML + 3.905%, Series P	501,103	*(1)
113,670	6.875% to 11/15/23 then 3ML + 4.13%, Series K	3,187,307	*(1)(2)
119,778	7.125% to 09/30/23 then 3ML + 4.04%, Series J	3,434,035	*(1)(2)
	Citizens Financial Group, Inc.:
35,000	6.35% to 04/06/24 then 3ML + 3.642%, Series D	967,575	*(1)(2)
$1,000,000	6.375% to 04/06/24 then 3ML + 3.157%, Series C	1,066,520	*(1)(2)
	CoBank ACB:
16,300	6.125%, Series G, 144A****	1,650,375	*(1)
10,000	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	1,100,000	*(1)
10,000	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	1,072,500	*(1)(2)
$447,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	490,683	*(1)
	Fifth Third Bancorp:
51,230	6.00%, Series A	1,379,880	*(1)(2)
244,994	6.625% to 12/31/23 then 3ML + 3.71%, Series I	6,924,143	*(1)(2)
	First Horizon National Corporation:
795	First Tennessee Bank, 3ML + 0.85%, min 3.75%, 3.75%(4), 144A****	576,375	*(1)
1	FT Real Estate Securities Company, 9.50% 03/31/31, 144A****	1,301,250
	Goldman Sachs Group:
$250,000	4.95% to 02/10/25 then T5Y + 3.224%, Series R	256,719	*(1)
$1,431,000	5.00% to 11/10/22 then 3ML + 2.874%, Series P	1,443,908	*(1)(2)(3)
$600,000	5.50% to 08/10/24 then T5Y + 3.623%, Series Q	638,070	*(1)
$142,000	3ML + 3.884%, 5.7846%(4), Series L	143,242	*(1)
50,000	6.375% to 05/10/24 then 3ML + 3.55%, Series K	1,385,250	*(1)(2)
	HSBC Holdings PLC:
$800,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	1,322,720	(1)(2)(3)(5)
	Huntington Bancshares, Inc.:
106,000	6.25%, Series D	2,770,840	*(1)(2)
$1,000,000	5.70% to 04/15/23 then 3ML + 2.88%, Series E	1,035,715	*(1)(2)
	JPMorgan Chase & Company:
$500,000	5.00% to 08/01/24 then SOFRRATE + 3.38%, Series FF	521,875	*(1)
$1,955,000	3ML + 3.47%, 5.4055%(4), Series I	1,963,960	*(1)(2)
$4,715,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	5,313,640	*(1)(2)(3)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities — (Continued)
Banking — (Continued)

86,510	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	$2,484,031	*(1)(2)
$1,660,000	Lloyds TSB Bank PLC, 12.00% to 12/16/24 then 3ML + 11.756%, 144A****	2,016,392	(1)(5)
$2,790,000	M&T Bank Corporation, 6.45% to 02/15/24 then 3ML + 3.61%, Series E	3,050,070	*(1)(2)(3)
15,000	Merchants Bancorp, 6.00% to 10/01/24 then 3ML + 4.569%, Series B	391,575	*(1)
	Morgan Stanley:
28,000	4.875%, Series L	697,480	*(1)
77,800	5.85% to 04/15/27 then 3ML + 3.491%, Series K	2,172,954	*(1)(2)
154,665	6.875% to 01/15/24 then 3ML + 3.94%, Series F	4,468,272	*(1)(2)
80,516	7.125% to 10/15/23 then 3ML + 4.32%, Series E	2,349,457	*(1)(2)
174,600	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	4,716,819	*(1)(2)
17,600	People’s United Financial, Inc., 5.625% to 12/15/26 then 3ML + 4.02%, Series A	472,296	*(1)
	PNC Financial Services Group, Inc.:
272,457	6.125% to 05/01/22 then 3ML + 4.067%, Series P	7,362,469	*(1)(2)
$625,000	6.75% to 08/01/21 then 3ML + 3.678%, Series O	659,406	*(1)(2)(3)
	Regions Financial Corporation:
119,500	5.70% to 08/15/29 then 3ML + 3.148%, Series C	3,206,484	*(1)(2)
50,000	6.375% to 09/15/24 then 3ML + 3.536%, Series B	1,377,125	*(1)(2)
	Sovereign Bancorp:
1,750	Sovereign REIT, 12.00%, Series A, 144A****	1,829,126	(1)
	State Street Corporation:
$250,000	5.625% to 12/15/23 then 3ML + 2.539%, Series H	264,130	*(1)
92,900	5.90% to 03/15/24 then 3ML + 3.108%, Series D	2,500,171	*(1)(2)
8,494	Sterling Bancorp, 6.50%, Series A	226,323	*(1)
41,500	Synchrony Financial, 5.625%, Series A	1,065,097	*(1)
67,827	Synovus Financial Corporation, 5.875% to 07/01/24 then T5Y + 4.127%, Series E	1,771,133	*(1)
8,200	Texas Capital Bancshares Inc., 6.50%, Series A	212,093	*(1)
15,000	TriState Capital Holdings, Inc., 6.375% to 07/01/26 then 3ML + 4.088%, Series B	403,870	*(1)
30,000	Valley National Bancorp, 5.50% to 09/30/22 then 3ML + 3.578%, Series B	800,850	*(1)
	Wells Fargo & Company:
15,000	5.625%, Series Y	392,475	*(1)
241	7.50%, Series L	352,101	*(1)
60,300	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	1,636,771	*(1)(2)
$2,075,000	5.875% to 06/15/25 then 3ML + 3.99%, Series U	2,306,663	*(1)(2)
$589,000	3ML + 3.77%, 5.8885%(4), Series K	598,689	*(1)(2)
35,900	6.625% to 03/15/24 then 3ML + 3.69%, Series R	1,037,330	*(1)(2)
$1,225,000	Zions Bancorporation, 7.20% to 09/15/23 then 3ML + 4.44%, Series J	1,342,251	*(1)(2)(3)
		98,507,078
Financial Services — 1.9%
$460,000	AerCap Global Aviation Trust, 6.50% to 06/15/25 then 3ML + 4.30%, 06/15/45, 144A****	506,046	(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities — (Continued)
Financial Services — (Continued)

$1,380,000	AerCap Holdings NV, 5.875% to 10/10/24 then T5Y + 4.535%, 10/10/79, 144A****	$1,469,783	**(5)
$476,000	E*TRADE Financial Corporation, 5.30% to 03/15/23 then 3ML + 3.16%, Series B	465,035	*(1)
	General Motors Financial Company:
$453,000	5.75% to 09/30/27 then 3ML + 3.598%, Series A	446,894	*(1)
$775,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	789,353	*(1)
10,000	National Rural Utilities Cooperative Finance Corporation, 5.50% 05/15/64	265,825
21,500	Stifel Financial Corp., 6.25%, Series B	572,437	*(1)
		4,515,373
Insurance — 17.7%
52,800	Allstate Corporation, 5.10%, Series H	1,356,168	*(1)(2)
50,000	American Equity Investment Life Holding Company, 5.95% to 12/01/24 then T5Y + 4.322%, Series A	1,265,500	*(1)
$1,610,000	American International Group, Inc., 8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58	2,196,394	(2)(3)
$300,000	Aon Corporation, 8.205% 01/01/27	385,770	(2)(3)
	Arch Capital Group, Ltd.:
12,000	5.25%, Series E	302,393	**(1)(5)
10,500	5.45%, Series F	269,377	**(1)(5)
89,000	Athene Holding Ltd., 6.35% to 06/30/29 then 3ML + 4.253%, Series A	2,455,955	**(1)(2)(5)
$1,423,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	1,709,870	**(1)(2)(5)
21,450	Axis Capital Holdings Ltd., 5.50%, Series E	545,152	**(1)(5)
	Chubb Ltd.:
$975,000	Ace Capital Trust II, 9.70% 04/01/30	1,468,252	(2)(3)
139,279	Delphi Financial Group, 3ML + 3.19%, 5.0999%(4) 05/15/37	3,078,066	(2)(3)
45,000	Enstar Group Ltd., 7.00% to 09/01/28 then 3ML + 4.015%, Series D	1,207,462	**(1)(2)(5)
$885,000	Everest Reinsurance Holdings, 3ML + 2.385%, 4.2949%(4) 05/15/37	839,949	(2)(3)
2,929	Hartford Financial Services Group, Inc., 7.875% to 04/15/22 then 3ML + 5.596%, 04/15/42	83,023
$3,736,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	4,937,479	(2)
	MetLife, Inc.:
$3,600,000	9.25% 04/08/38, 144A****	5,297,742	(2)(3)
$3,096,000	10.75% 08/01/39	5,129,654	(2)(3)
	PartnerRe Ltd.:
22,777	5.875%, Series I	582,294	**(1)(2)(5)
5,400	6.50%, Series G	143,127	**(1)(5)
76,709	7.25%, Series H	2,088,019	**(1)(2)(5)
18,200	RenaissanceRe Holdings Ltd., 5.75%, Series F	483,225	**(1)(5)
	Unum Group:
$5,160,000	Provident Financing Trust I, 7.405% 03/15/38	6,213,130	(2)(3)
25,000	Voya Financial, Inc., 5.35% to 09/15/29 then T5Y + 3.21%, Series B	668,312	*(1)
		42,706,313

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities — (Continued)
Utilities — 7.9%

42,000	Algonquin Power & Utilities Corporation, 6.20% to 07/01/24 then 3ML + 4.01%, 07/01/79, Series 2019-A	$1,171,065	(5)
$670,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3ML + 3.27%, Series A	705,654	*(1)
	Commonwealth Edison:
$3,127,000	COMED Financing III, 6.35% 03/15/33	3,384,978	(2)(3)
95,684	Dominion Energy, Inc., 5.25% 07/30/76, Series A	2,436,354	(2)(3)
4,210	DTE Energy Company, 6.00% 12/15/76, Series F	111,965
20,500	Duke Energy Corporation, 5.75%, Series A	553,978	*(1)
$2,180,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	2,455,814	(2)(3)(5)
25,000	Indianapolis Power & Light Company, 5.65%	2,602,000	*(1)
80,000	Integrys Energy Group, Inc., 6.00% to 08/01/23 then 3ML + 3.22%, 08/01/73	2,204,000	(2)
	NiSource, Inc.:
$325,000	5.65% to 06/15/23 then T5Y + 2.843%, Series A	332,545	*(1)
30,000	6.50% to 03/15/24 then T5Y + 3.632%, Series B	818,775	*(1)(2)
	PECO Energy:
$500,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	595,723	(2)(3)
	PPL Corp:
28,660	PPL Capital Funding, Inc., 5.90% 04/30/73, Series B	733,266	(2)
	Southern California Edison:
20,000	SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	488,500	*(1)
$445,000	Southern California Edison Company, 6.25% to 02/01/22 then 3ML + 4.199%, Series E	449,830	*(1)
		19,044,447
Energy — 6.6%
	DCP Midstream LP:
$1,140,000	7.375% to 12/15/22 then 3ML + 5.148%, Series A	1,090,433	(1)(2)
3,700	7.875% to 06/15/23 then 3ML + 4.919%, Series B	84,749	(1)
$1,120,000	Enbridge, Inc., 6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77	1,179,102	(2)(3)(5)
	Energy Transfer LP:
	Energy Transfer Operating LP:
123,855	7.375% to 05/15/23 then 3ML + 4.53%, Series C	2,873,126	(1)(2)(3)
123,400	7.60% to 05/15/24 then 3ML + 5.161%, Series E	2,990,291	(1)(2)
1,500	7.625% to 08/15/23 then 3ML + 4.738%, Series D	35,768	(1)
$500,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	503,260
$1,590,000	MPLX LP, 6.875% to 02/15/23 then 3ML + 4.652%, Series B	1,597,950	(1)
33,700	NuStar Logistics LP, 3ML + 6.734%, 8.7349%(4) 01/15/43	878,930	(2)(3)
	Transcanada Pipelines, Ltd.:
$450,000	5.30% to 03/15/27 then 3ML + 3.208%, 03/15/77, Series 2017-A	460,521	(2)(5)
$1,700,000	5.50% to 09/15/29 then 3ML + 4.154%, 09/15/79	1,785,000	(5)
$2,150,000	5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	2,306,563	(2)(3)(5)
		15,785,693

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities — (Continued)
Communication — 0.3%

$700,000	Vodafone Group PLC, 7.00% to 04/04/29 then SW5 + 4.873%, 04/04/79	$810,996	(5)
		810,996
Real Estate Investment Trust (REIT) — 0.1%
3,440	Annaly Capital Management, Inc., 6.95% to 09/30/22 then 3ML + 4.993%, Series F	88,253	(1)
7,760	PS Business Parks, Inc., 5.20%, Series W	197,054	(1)
		285,307
Miscellaneous Industries — 3.3%
	BHP Billiton Limited:
$400,000	BHP Billiton Finance U.S.A., Ltd., 6.75% to 10/19/25 then SW5 + 5.093%, 10/19/75, 144A****	469,228	(5)
$413,000	General Electric Company, 5.00% to 01/21/21 then 3ML + 3.33%, Series D	404,628	*(1)(2)
	Land O’ Lakes, Inc.:
$260,000	7.25%, Series B, 144A****	248,218	*(1)
$3,900,000	8.00%, Series A, 144A****	3,958,500	*(1)(2)
34,700	Ocean Spray Cranberries, Inc., 6.25%, 144A****	2,984,200	*(1)
		8,064,774
	Total Preferred Stock & Hybrid Preferred Securities (Cost $173,636,972)	189,719,981

Contingent Capital Securities† — 16.1%
Banking — 14.2%
	Banco Bilbao Vizcaya Argentaria SA:
$2,400,000	6.125% to 11/16/27 then SW5 + 3.87%	2,393,160	**(1)(2)(5)
$800,000	6.50% to 03/05/25 then T5Y + 5.192%, Series 9	840,000	**(1)(5)
$530,000	Banco Mercantil del Norte SA, 7.625% to 01/06/28 then T10Y + 5.353%, 144A****	559,203	**(1)(5)
	Barclays Bank PLC:
$590,000	7.75% to 09/15/23 then SW5 + 4.842%	637,622	**(1)(2)(5)
$2,802,000	7.875% to 03/15/22 then SW5 + 6.772%, 144A****	3,008,816	**(1)(5)
$1,600,000	8.00% to 06/15/24 then T5Y + 5.672%	1,769,144	**(1)(2)(5)
$500,000	BBVA Bancomer SA, 5.875% to 09/13/29 then T5Y + 4.308%, 09/13/34, 144A****	516,263	(5)
	BNP Paribas:
$420,000	7.00% to 08/16/28 then SW5 + 3.98%, 144A****	483,118	**(1)(5)
$5,315,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	6,076,932	**(1)(2)(3)(5)
$1,500,000	7.625% to 03/30/21 then SW5 + 6.314%, 144A****	1,583,025	**(1)(5)
$290,000	Credit Agricole SA, 7.875% to 01/23/24 then SW5 + 4.898%,144A****	329,514	**(1)(5)
	Credit Suisse Group AG:
$1,100,000	6.375% to 08/21/26 then T5Y + 4.822%, 144A****	1,179,750	**(1)(5)
$800,000	7.25% to 09/12/25 then SW5 + 4.332%, 144A****	886,684	**(1)(5)
$800,000	7.50% to 07/17/23 then SW5 + 4.60%, 144A****	871,852	**(1)(5)
	HSBC Holdings PLC:
$350,000	6.00% to 05/22/27 then ISDA5 + 3.746%	370,657	**(1)(5)
$3,710,000	6.50% to 03/23/28 then ISDA5 + 3.606%	4,024,979	**(1)(2)(3)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares/$ Par		Value

Contingent Capital Securities — (Continued)
Banking — (Continued)

$200,000	Lloyds Banking Group PLC, 7.50% to 09/27/25 then SW5 + 4.496%	$222,671	**(1)(5)
$540,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%,144A****	558,036	**(1)(5)
	Societe Generale SA:
$400,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	437,360	**(1)(5)
$4,000,000	7.375% to 09/13/21 then SW5 + 6.238%, 144A****	4,239,600	**(1)(2)(3)(5)
	Standard Chartered PLC:
$1,815,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	1,950,553	**(1)(2)(3)(5)
$1,250,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	1,372,769	**(1)(2)(3)(5)
		34,311,708
Insurance — 1.9%
$4,043,000	QBE Insurance Group Ltd., 7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	4,514,090	(2)(3)(5)
		4,514,090
	Total Contingent Capital Securities (Cost $36,268,140)	38,825,798

Corporate Debt Securities§ — 4.3%
Banking — 1.7%
131,238	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	3,464,683	(2)
18,000	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	516,510	(2)
		3,981,193
Financial Services — 0.0%
1,000	B. Riley Financial, Inc., 7.50% 05/31/27	26,045
		26,045
Insurance — 1.2%
$2,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	2,904,139	(2)(3)
		2,904,139
Energy — 0.9%
	Energy Transfer LP:
$1,680,000	Energy Transfer Operating LP, 8.25% 11/15/29	2,132,135	(2)(3)
		2,132,135
Communication — 0.5%
	Qwest Corporation:
22,170	6.50% 09/01/56	555,174
28,330	6.75% 06/15/57	734,138
		1,289,312
	Total Corporate Debt Securities (Cost $8,743,304)	10,332,824

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares/$ Par	Value

Money Market Fund — 0.2%

	BlackRock Liquidity Funds:
495,612	T-Fund, Institutional Class	$495,612
	Total Money Market Fund (Cost $495,612)	495,612

Total Investments (Cost $219,144,028***)	99.3%	239,374,215

Other Assets And Liabilities (Net)	0.7%	1,723,853

Total Managed Assets	100.0%‡	$241,098,068

Loan Principal Balance		(80,100,000)

Total Net Assets Available To Common Stock		$160,998,068

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income (unaudited).

**Securities distributing Qualified Dividend Income only (unaudited).

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2019, these securities amounted to $64,412,191 or 26.7% of total managed assets.

(1)Perpetual security with no stated maturity date.

(2)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $149,902,765 at November 30, 2019.

(3)All or a portion of this security has been rehypothecated. The total value of such securities was $68,315,841 at November 30, 2019.

(4)Represents the rate in effect as of the reporting date.

(5)Foreign Issuer.

†A Contingent Capital Security is a hybrid security with contractual loss-absorption characteristics.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML— 3-Month ICE LIBOR USD A/360

ISDA5— 5-year USD ICE Swap Semiannual 30/360

SOFRRATE— Secured Overnight Funding Rate, Federal Reserve Bank of New York

SW5— 5-year USD Swap Semiannual 30/360

SW10— 10-year USD Swap Semiannual 30/360

T5Y— Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield

T10Y— Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated STATEMENT OF ASSETS AND LIABILITIES November 30, 2019

ASSETS:
Investments, at value (Cost $219,144,028)		$239,374,215
Dividends and interest receivable		2,163,958
Prepaid expenses		42,057
Total Assets		241,580,230
LIABILITIES:
Loan Payable	$80,100,000
Interest expense payable	174,220
Dividends payable to Common Stock Shareholders	72,844
Investment advisory fees payable	109,511
Administration, Transfer Agent and Custodian fees payable	43,512
Professional fees payable	66,913
Accrued expenses and other payables	15,162
Total Liabilities		80,582,162
NET ASSETS AVAILABLE TO COMMON STOCK		$160,998,068

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings		$4,420,878
Par value of Common Stock		112,434
Paid-in capital in excess of par value of Common Stock		156,464,756
Total Net Assets Available to Common Stock		$160,998,068

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (11,243,400 shares outstanding)		$14.32

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated STATEMENT OF OPERATIONS For the Year Ended November 30, 2019

INVESTMENT INCOME:
Dividends†		$6,361,967
Interest		7,769,759
Rehypothecation Income		15,409
Total Investment Income		14,147,135
EXPENSES:
Investment advisory fees	$1,290,578
Interest expenses	2,522,057
Administrator’s fees	232,961
Professional fees	133,090
Insurance expenses	91,118
Transfer Agent fees	28,631
Directors’ fees	57,300
Custodian fees	22,034
Compliance fees	35,262
Other	90,761
Total Expenses		4,503,792
NET INVESTMENT INCOME		9,643,343

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments sold during the year		(3,218,155)
Change in unrealized appreciation/(depreciation) of investments		21,958,396
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		18,740,241

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$28,383,584

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Year Ended November 30, 2019	Year Ended November 30, 2018
OPERATIONS:
Net investment income	$9,643,343	$9,826,260
Net realized gain/(loss) on investments sold during the year	(3,218,155)	(1,600,914)
Change in net unrealized appreciation/(depreciation) of investments	21,958,396	(16,051,409)
Net increase/(decrease) in net assets resulting from operations	28,383,584	(7,826,063)

DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(10,130,187)	(10,561,153)
Total Distributions	(10,130,187)	(10,561,153)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	623,393	359,712
Net increase in net assets available to Common Stock resulting from Fund share transactions	623,393	359,712

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE YEAR
	$18,876,790	$(18,027,504)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of year	$142,121,278	$160,148,782
Net increase/(decrease) in net assets during the year	18,876,790	(18,027,504)
End of year	$160,998,068	$142,121,278

(1)May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated STATEMENT OF CASH FLOWS For the Year Ended November 30, 2019

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$28,383,584

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(41,067,223)
Proceeds from disposition of investment securities	38,581,764
Net sales of short-term investment securities	2,284,046
Decrease in dividends and interest receivable	189,232
Decrease in prepaid expenses	9,895
Net amortization/(accretion) of premium/(discount)	438,852
Increase in interest expense payable	160,413
Decrease in payables for investments purchased	(750,000)
Increase in payables to advisors fee	6,673
Increase in accrued expenses and other liabilities	4,063
Change in net unrealized (appreciation)/depreciation of investments	(21,958,396)
Net realized loss from investments sold	3,218,155
Net cash provided by operating activities	9,501,058

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends and change in dividends payable)
to common stock shareholders from distributable earnings	(9,501,058)
Net cash used in financing activities	(9,501,058)
Net increase/(decrease) in cash	—

CASH:
Beginning of the year	$—
End of the year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$2,361,644
Reinvestment of dividends	623,393
Increase of dividends payable to common stock shareholders	5,736

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated Financial Highlights For a Common Stock share outstanding throughout each year

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Year Ended November 30,
	2019	2018	2017	2016	2015

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$12.69	$14.33	$13.18	$13.44	$13.95
INVESTMENT OPERATIONS:
Net investment income	0.86	0.87	0.93	1.09	1.10
Net realized and unrealized gain/(loss) on investments	1.67	(1.57)	1.25	(0.27)	(0.53)
Total from investment operations	2.53	(0.70)	2.18	0.82	0.57
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.90)	(0.94)	(1.03)	(1.08)	(1.08)
Total distributions to Common Stock Shareholders	(0.90)	(0.94)	(1.03)	(1.08)	(1.08)
Net asset value, end of year	$14.32	$12.69	$14.33	$13.18	$13.44
Market value, end of year	$16.29	$12.05	$15.50	$13.33	$13.20
Total investment return based on net asset value*	20.49%	(5.00)%	16.82%	6.00%	4.19%
Total investment return based on market value*	44.34%	(16.60)%	24.94%	9.15%	(3.29)%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$160,998	$142,121	$160,149	$146,480	$148,597
Operating expenses including interest expense(1)	2.94%	2.68%	2.29%	2.07%	1.83%
Operating expenses excluding interest expense	1.29%	1.25%	1.28%	1.34%	1.31%
Net investment income†	6.29%	6.40%	6.63%	8.12%	8.03%
SUPPLEMENTAL DATA: ††
Portfolio turnover rate	17%	11%	18%	16%	10%
Total managed assets, end of year (in 000’s)	$241,098	$222,221	$240,249	$223,880	$225,997
Ratio of operating expenses including interest expense(1) to average total managed assets	1.93%	1.76%	1.53%	1.36%	1.22%
Ratio of operating expenses excluding interest expense to average total managed assets	0.85%	0.82%	0.86%	0.88%	0.87%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 8.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Fund Incorporated Financial Highlights (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2018	$0.0780	$12.39	$11.55	$11.77
January 31, 2019	0.0750	13.11	13.13	13.11
February 28, 2019	0.0750	13.22	13.29	13.22
March 29, 2019	0.0750	13.36	13.77	13.36
April 30, 2019	0.0750	13.61	13.26	13.34
May 31, 2019	0.0750	13.57	14.26	13.57
June 28, 2019	0.0750	13.78	14.73	13.99
July 31, 2019	0.0750	14.04	15.41	14.64
August 30, 2019	0.0750	14.15	14.60	14.15
September 30, 2019	0.0750	14.27	14.93	14.27
October 31, 2019	0.0750	14.41	15.75	14.96
November 29, 2019	0.0750	14.32	16.29	15.48

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	11/30/2019	11/30/2018	11/30/2017	11/30/2016	11/30/2015
Total Debt Outstanding, End of Period (000s)(1)	$80,100	$80,100	$80,100	$77,400	$77,400
Asset Coverage per $1,000 of Debt(2)	3,010	2,774	2,999	2,893	2,920

(1)See Note 8.

(2)Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Preferred and Income Fund Incorporated Notes to Financial Statements

1.Organization

Flaherty & Crumrine Preferred and Income Fund Incorporated (the “Fund”) (formerly, Flaherty & Crumrine Preferred Income Fund Incorporated), was incorporated as a Maryland corporation on September 28, 1990, and commenced operations on January 31, 1991 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors (the “Board”) of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of November 30, 2019 is as follows:

	Total Value at November 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stock & Hybrid Preferred Securities
Banking	$98,507,078	$83,705,208	$14,801,870	$—
Financial Services	4,515,373	4,009,327	506,046	—
Insurance	42,706,313	18,944,143	23,762,170	—
Utilities	19,044,447	9,925,201	9,119,246	—
Energy	15,785,693	14,187,743	1,597,950	—
Communication	810,996	810,996	—	—
Real Estate Investment Trust (REIT)	285,307	285,307	—	—
Miscellaneous Industries	8,064,774	873,856	7,190,918	—
Contingent Capital Securities
Banking	34,311,708	29,871,147	4,440,561	—
Insurance	4,514,090	—	4,514,090	—
Corporate Debt Securities
Banking	3,981,193	3,981,193	—	—
Financial Services	26,045	26,045	—	—
Insurance	2,904,139	—	2,904,139	—
Energy	2,132,135	—	2,132,135	—
Communication	1,289,312	1,289,312	—	—
Money Market Fund	495,612	495,612	—	—
Total Investments	$239,374,215	$168,405,090	$70,969,125	$—

Flaherty & Crumrine Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

During the reporting period, securities with an aggregate market value of $8,452,976 were transferred into Level 2 from Level 1. The securities were transferred due to a decrease in the quantity and quality of the information related to trading activity or broker quotes for these securities. During the period, there were no transfers into Level 1 from Level 2. During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions must be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Flaherty & Crumrine Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2019, 2018 and 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 was as follows:

	Distributions paid in fiscal year 2019		Distributions paid in fiscal year 2018
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	$10,130,187	$0	$10,561,153	$0

As of November 30, 2019, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(15,215,705)	$76,825	$0	$19,117,105

Flaherty & Crumrine Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains.

No Expiration Short Term	No Expiration Long Term	Total
$1,294,700	$13,921,005	$15,215,705

Reclassification of accounts: During the year ended November 30, 2019, reclassifications were made in the Fund’s capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2019. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

Paid-in Capital	Total Distributable Earnings
$7,978	$(7,978)

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $4,126 of federal excise taxes attributable to calendar year 2018 in March 2019.

New Accounting Standards: In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU includes additions and modifications to disclosures for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which generally shortens the amortization period for certain callable debt securities purchased at a premium to the earliest call date. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has not yet adopted this accounting principle. Management believes that its effect on the Fund’s financial statements will be immaterial upon adoption.

3.Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically, the Fund has used options on Treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on Treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on Treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

Flaherty & Crumrine Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice consistent with the Fund’s investment policies). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

Options on Financial Futures Contracts: When an interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

The Fund did not use any derivatives during the fiscal years ended November 30, 2019 and November 30, 2018.

4.Investment Advisory Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the Fund’s average monthly total managed assets up to $100 million and 0.50% of the Fund’s average monthly total managed assets of $100 million or more.

For purposes of calculating the fees payable to the Adviser, Administrator and Custodian, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

Flaherty & Crumrine Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) (c/o Computershare) serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNYIS’ services as Transfer Agent, the Fund pays BNYIS a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director, who is not a director, officer or employee of the Adviser, a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.Purchases and Sales of Securities

For the year ended November 30, 2019, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $41,067,223 and $38,581,764, respectively.

At November 30, 2019, the aggregate cost of securities for federal income tax purposes was $220,257,110, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $21,267,270 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,150,165.

6.Common Stock

At November 30, 2019, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Year Ended 11/30/19		Year Ended 11/30/18
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	44,786	$623,393	25,789	$359,712

7.Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

Flaherty & Crumrine Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

8.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage International, LTD. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of November 30, 2019, the committed amount, and amount borrowed, under the Financing Agreement was $80.1 million.

Effective September 1, 2017, the lender charges an annualized rate of one-month LIBOR (reset monthly) plus 0.80% on the drawn (borrowed) balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the year ended November 30, 2019, the daily weighted average annualized interest rate on the drawn balance was 3.106% and the average daily loan balance was $80,100,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, more than 50% of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. For the fiscal year ended November 30, 2019, Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations. The Fund had no Rehypothecated Securities and had no rehypothecation income for the fiscal year ended November 30, 2018.

Flaherty & Crumrine Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

9.Portfolio Investments, Concentration and Investment Quality

The Fund seeks to provide its common shareholders with high current income consistent with the preservation of capital. Effective, July 5, 2019, under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other-income producing securities. For purposes of this policy, the term “Managed Assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund. The above 80% policy is a non-fundamental policy of the Fund able to be changed by the Board of the Fund without shareholder approval.

Under normal market conditions, the Fund may invest up to 15% of its total assets in common stocks. Some securities are convertible into the common stock of the associated issuer. To the extent that such securities, because of their terms and market conditions, trade in close relationship to the underlying common stock of the issuer, they will be subject to the limit of 15% of total assets that applies to common stocks. Otherwise, such convertible securities will be treated by the Fund in the same manner as non-convertible securities.

Under normal market conditions, the Fund invests at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts and mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management and custody, investment banking and brokerage, insurance, insurance brokerage, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

At the time of purchase, at least 85% of the Fund’s total assets will be either (a) rated investment grade by any one of Moody’s, S&P or Fitch or (b) issued by companies with issuer or senior unsecured debt ratings that are investment grade by any one of Moody’s, S&P or Fitch. In addition, for purposes of this 85% policy, the Fund may include unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

The Fund may employ certain investment techniques in accordance with its fundamental and non- fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Flaherty & Crumrine Preferred and Income Fund Incorporated:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine Preferred and Income Fund Incorporated (the “Fund”), including the portfolio of investments, as of November 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets available to common stock for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets available to common stock for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Flaherty & Crumrine Incorporated investment companies since 2001.

Boston, Massachusetts
January 22, 2020

Flaherty & Crumrine Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2019, $164 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 16, 2019. This filing as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-PORT

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit on Form N-PORT, the latest of which was filed for the quarter ended August 31, 2019. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

Flaherty & Crumrine Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Supplementary Tax Information

Distributions to Common Stock Shareholders are characterized as follows for purposes of federal income taxes (as a percentage of total distributions). Individual Shareholders will receive a Form 1099-DIV in 2020 with information about the tax character of distributions they received in calendar year 2019.

	Individual Shareholder		Corporate Shareholder
	QDI	Ordinary Income	DRD	Ordinary Income
Fiscal Year 2019	88.56%	11.44%	40.39%	59.61%
Calendar Year 2019	88.39%	11.61%	40.34%	59.66%

Flaherty & Crumrine Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 72	Lead Director and Nominating and Governance Committee Chair	Class III Director since inception	Majority owner and Executive Manager of various entities engaged in commercial farming, agriculture and real estate.	5	CoBiz, Financial, Inc. (financial services) through September 2015.

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 70	Director	Class I Director since 1997	President of Delta Dividend Group, Inc. (investments).	5	None

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 58	Director and Audit Committee Chair	Class II Director since October 2016; Class I Director from 2005- October 2016	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2020 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2021 Annual Meeting of Shareholders; director may continue in office until her successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2022 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

Flaherty & Crumrine Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR and OFFICER:

R. Eric Chadwick† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 44	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2020 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2021 Annual Meeting of Shareholders; director may continue in office until her successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2022 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

†“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years

OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 47	Chief Compliance Officer, Vice President and Secretary	Since 2005	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 60	Chief Financial Officer, Vice President and Treasurer	Since 2003	Portfolio Manager and Executive Vice President of Flaherty & Crumrine

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 45	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 56	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 63	Assistant Treasurer	Since 2010	Administrator of Flaherty & Crumrine

*Each officer serves until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

Flaherty & Crumrine Preferred and Income Fund Incorporated Risk Considerations (Unaudited)

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor as it relates to an investment in or by the Fund.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. We cannot predict whether the Common Shares will trade at, above or below net asset value.

Contingent Capital Securities Risk. Some income-producing securities include “loss absorption” provisions that make the securities more like equity. These securities are generally referred to as contingent capital securities or “CoCos.” In one type of CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be written down to below original principal amount (even to zero) under certain circumstances. Such securities may, but are not required to, provide for circumstances under which liquidation value may be adjusted back up, such as an improvement in capitalization and/or earnings. Another type of CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. An automatic write-down or conversion event can be triggered by a reduction in the capital level of the issuer, by regulatory actions or by other factors. CoCos which are subject to an automatic write-down (i.e., automatic write-down of the original principal amount, potentially to zero, and cancellation of the securities) under certain circumstances could result in the Fund losing a portion or all of its investment in such securities. If a CoCo provides for mandatory conversion of the security into common shares of the issuer, and the circumstances requiring mandatory conversion occur, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common shares not paying a dividend. Moreover, upon conversion into common stock, the Fund’s interest in the issuer would be subordinate to the issuer’s other security classes and would no longer be senior to common stock and, therefore, conversion would worsen the Fund’s standing in a bankruptcy proceeding.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are the opinions of such entities. A rating assigned by a rating agency is not an absolute standard of credit quality and does not evaluate a security’s market risk or liquidity. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Flaherty & Crumrine Preferred and Income Fund Incorporated Risk Considerations (Unaudited) (Continued)

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Financials Sector Risk. The financials sector is especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt and preferred securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to securities and commodities markets and can suffer during a decline in either market. These companies also are subject to various regulatory regimes and to changes in regulations, pricing pressure, availability of funds to borrow and interest rates.

Flaherty & Crumrine Preferred and Income Fund Incorporated Risk Considerations (Unaudited) (Continued)

Foreign Investment Risk. Because the Fund may invest in foreign instruments, the value of Fund shares can be adversely affected by political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

High Yield Securities Risk. Although high yield securities generally pay higher rates of interest than investment grade securities, high yield securities are high risk investments that may cause income and principal losses for the Fund. High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, for example, leaving few or no assets available to repay high yield bond holders. Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There may be significant differences in the prices quoted for high yield securities by dealers in the market. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected redemptions or prepayments. This may lock in a below-market yield, increase the security’s sensitivity to changes in interest rates (“duration”) and further reduce the value of the security. Fixed rate securities with longer durations tend to be more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income

Flaherty & Crumrine Preferred and Income Fund Incorporated Risk Considerations (Unaudited) (Continued)

earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating rate securities.

Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out at the end of 2021. There remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, which could have a range of adverse impacts on the Fund’s investment program or financial condition or the financial condition or operations of issuers in which the Fund invests.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including:

•the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return to holders of Common Shares;

•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of Common Shares;

•when the Fund uses financial leverage, management fees payable to the Adviser will be higher than if the Fund did not use leverage; and

•leverage may increase operating costs, which may reduce total return.

Liquidity Risk. The Fund may invest, without limit, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet the Fund’s obligations, including potential repayment of leverage borrowings, if any.

Management Risk. The Fund is an actively-managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities.

Market Risk. Market values of securities owned by the Fund may decline, at times sharply and unpredictably. Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices. These fluctuations could be a sustained trend or a drastic movement and are difficult to predict, and the value of your investment may reflect these fluctuations. The Fund utilizes leverage, which magnifies this risk. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Flaherty & Crumrine Preferred and Income Fund Incorporated Risk Considerations (Unaudited) (Continued)

Preferred, Contingent Capital and Other Subordinated Securities Risk. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests proceeds from matured, traded or redeemed securities at market interest rates that are below the Fund portfolio’s current earnings rate. For example, during periods of declining interest rates, the issuer of a security may exercise its option to redeem a security, causing the Fund to reinvest the proceeds into lower-yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.

Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

Trust Preferred Securities Risk. Many preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for trading some of the preferred and other income securities owned by the Fund. Preferred, contingent capital and debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of these securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

When-Issued and Delayed Delivery Securities Risk. When-issued and delayed delivery securities involve risk that a security the Fund buys will lose value prior to its delivery. There also is risk that a security will not be issued or that another party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for assets it set aside to pay for the security and any gain in the security’s price.

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that David Gale, Morgan Gust and Karen H. Hogan are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $49,500 for 2019 and $49,500 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,280 for 2019 and $9,280 for 2018. Services included the preparation and review of federal and state tax returns, excise tax returns, and tax distribution requirements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)(1)

The Fund’s Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2018.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust and Karen H. Hogan.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are set forth below.

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following eight pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred and Income Fund Incorporated
Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated
Flaherty & Crumrine Preferred and Income Securities Fund Incorporated
Flaherty & Crumrine Total Return Fund Incorporated
Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

As sub-adviser to the “Canadian Funds”	Flaherty & Crumrine Investment Grade Preferred Income Fund
Brompton Flaherty & Crumrine Investment Grade Preferred ETF

As sub-adviser to the “Mutual Fund”	Destra Flaherty & Crumrine Preferred and Income Fund

FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves.

Purpose

These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest.

General

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.

For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

FCI may determine not to vote a proxy for a debt or equity security: if (1) the effect on the applicable client’s economic interests or the value of the portfolio holding is insignificant in relation to its portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable client, including without limitation situations where a jurisdiction imposes share blocking restrictions which may affect the ability to effect transactions in the related securities; or (3) FCI otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. FCI normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates. Non-routine matters will be voted on a case-by-case basis.

Voting of Preferred Stock Proxies and Exercising Consent Rights of Debt Securities

Preferred securities generally have voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders.

Similarly, debt securities typically do not have express voting rights; however, issuers may seek consents to amendments of covenants or rights of the debt holders.

In deciding upon non-routine matters, having to do with the modification of the rights or protections, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.

FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.

In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under “Item 2 - Codes of Ethics” and “Item 7 - Proxy Voting Policies.”

(a)(1) Portfolio Managers

R. Eric Chadwick and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the Portfolio Managers is available in the Annual Report included in Response to Item 1 above.

(a)(2) Other Accounts Managed By Portfolio Managers

The tables below illustrate other accounts where each of the above-mentioned two Portfolio Managers has significant day-to-day management responsibilities as of November 30, 2019:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (mm)	# of Accounts Managed for which Advisory Fee is Based on Performance

1. R. Eric Chadwick	Other Registered Investment Companies:	5	$2924	0
	Other Pooled Investment Vehicles:	2	$128	0
	Other Accounts:	12	$1217	0

2. Bradford S. Stone	Other Registered Investment Companies:	5	$2924	0
	Other Pooled Investment Vehicles:	2	$128	0
	Other Accounts:	12	$1217	0

Potential Conflicts of Interest

In addition to the Fund, the Portfolio Managers jointly manage accounts for four other closed-end funds, one mutual fund, two Canadian funds and other institutional clients. As a result, potential conflicts of interest may arise as follows:

●

Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

●

Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

●

Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

●

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Portfolio Manager Compensation

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine Incorporated (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine Incorporated and receives quarterly dividends based on his equity interest in the company.

(a)(4) Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2019:

Name	Dollar Range of Fund Shares Beneficially Owned*
R. Eric Chadwick	$50,001 to $100,000
Bradford S. Stone	$50,001 to $100,000

*Doesn’t include 7,169 shares held by Flaherty & Crumrine Incorporated of which each portfolio manager is a shareholder.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date January 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date January 22, 2020

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date January 22, 2020

* Print the name and title of each signing officer under his or her signature.